Exhibit 10.28

FIRST AMENDMENT TO THE STOCKHOLDERS AGREEMENT

This FIRST AMENDMENT TO THE STOCKHOLDERS AGREEMENT, dated as of May 8, 2013 (this “Amendment”), is made by and among Allison Transmission Holdings, Inc., a Delaware corporation, and each of the other signatories hereto.

W I T N E S S E T H:

WHEREAS, the parties hereto have entered into that certain Amended and Restated Stockholders Agreement, dated as of March 12, 2012 (the “Stockholders Agreement”);

WHEREAS, Section 8.8(a) of the Stockholders Agreement provides that the parties hereto may amend the Stockholders Agreement; and

WHEREAS, the parties hereto desire to amend the Stockholders Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment to the Stockholders Agreement. The definition of “Restricted Management Stockholders” provided in Section 1.1 of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“Restricted Management Stockholders” shall mean Lawrence E. Dewey, David S. Graziosi, Michael G. Headly, Randall R. Kirk and David L. Parish.

Section 2. Effectiveness of Amendment. Upon the execution and delivery hereof, the Stockholders Agreement shall thereupon be deemed to be amended and restated as hereinabove set forth as fully and with the same effect as if the amendment and restatement made hereby was originally set forth in the Stockholders Agreement, and this Amendment and the Stockholders Agreement shall henceforth respectively be read, taken and construed as one and the same instrument.

Section 3. General Provisions.

(a) Miscellaneous. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto. This Amendment shall be governed by, construed, applied and enforced in accordance with the internal laws of the State of Delaware.

(b) Stockholders Agreement in Effect. Except as specifically provided for in this Amendment, the Stockholders Agreement shall remain unmodified and in full force and effect.

First Amendment to Stockholders Agreement

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the date first written above.

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ Lawrence E. Dewey
Name: Lawrence E. Dewey Title: President and Chief Executive Officer

CARLYLE PARTNERS IV AT HOLDINGS, L.P. By: TC Group IV Managing GP, L.L.C., its general partner

By:	/s/ Brian A. Bernasek
Name: Brian A. Bernasek Title: Authorized Person

ONEX ALLISON CO-INVEST LP By: Onex Partners II GP LP, its general partner By: Onex Partners Manager LP, its agent By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Robert M. Le Blanc
Name: Robert M. Le Blanc Title: Senior Managing Director

By:	/s/ Donald F. West
Name: Donald F. West Title: Vice President and Secretary

ONEX ALLISON HOLDING LIMITED S.Á R.L.

By:	/s/ Donald F. West
Name: Donald F. West Title: Type A Manager

By:	/s/ Olivier Dorier
Name: Olivier Dorier Title: Type B Manager

First Amendment to Stockholders Agreement

ONEX PARTNERS II GP LP By: Onex Partners GP Inc., its general partner

By:	/s/ Robert M. Le Blanc
Name: Robert M. Le Blanc Title: President

By:	/s/ Donald F. West
Name: Donald F. West Title: Vice President

ONEX PARTNERS II LP By: Onex Partners II GP LP, its general partner By: Onex Partners Manager LP, its agent By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Robert M. Le Blanc
Name: Robert M. Le Blanc Title: Senior Managing Director

By:	/s/ Donald F. West
Name: Donald F. West Title: Vice President and Secretary

ONEX US PRINCIPALS LP

By:	/s/ Donald F. West
Name: Donald F. West Title: Representative of the General Partner

1597257 ONTARIO INC.

By:	/s/ Christopher A. Govan
Name: Christopher A. Govan Title: Managing Director

By:	/s/ Andrea E. Daly
Name: Andrea E. Daly Title: Vice President and General Counsel

First Amendment to Stockholders Agreement